Exhibit 99.6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

PLIANT CORPORATION, et al.,(1)	Case No. 06-10001 (MFW)

Debtors.	Jointly Administered

UNIMPAIRED OPT-OUT ELECTION FOR ELECTING NOT TO

GRANT THE RELEASES CONTAINED IN SECTION 10.2(b) OF

THE DEBTORS’ JOINT PLAN OF REORGANIZATION AND FOR ELECTING

NOT TO CONSENT TO THE INJUNCTION RELATED TO SUCH RELEASES

You may elect not to grant the releases contained in 10.2(b) of the Debtors’ Joint Plan of Reorganization, dated [             ], 2006 (as may be amended, the “Plan”), which is proposed by the above-captioned debtors and debtors-in-possession (the “Debtors”) and elect not to consent to the injunction related to such releases.(2)  The Plan is Exhibit A to the Disclosure Statement, dated [             ], 2006 (as may be amended, the “Disclosure Statement”), which accompanies this Unimpaired Opt-Out Election on the CD-ROM.  Any party may request, at the Debtors’ expense, hard copies of the Disclosure Statement, together with the Plan and other exhibits annexed thereto, from the Voting Agent.

You should review the Disclosure Statement and the Plan before you decide whether to “opt-out” of the releases described in section 10.2(b) of the Plan and the related injunction. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan. If you hold any unclassified Claims (Administrative Expense Claims, DIP Facility Claims and Priority Tax Claims), against any of the Debtors, and/or any Claims in Class 1 (Priority Non-Tax Claims), Class 2 (Other Secured Claim), Class 4 (First Lien Note Claims), Class 5 (Second Lien Note Claims) and/or Class 6 (General Unsecured Claims), against any of the Debtors, by this form, you have the option of electing not to grant the releases described in section 10.2(b) of the Plan and the related injunction.

In order to “opt-out” of the releases described in section 10.2(b) of the Plan and the related injunction, you must complete, sign and date this Unimpaired Opt-Out Election and promptly return it by (a) first class mail postage prepaid in the return envelope provided with the Unimpaired Opt-Out Election, addressed to Pliant Corporation Ballot Processing Center, FDR Station, P.O. Box 5014, New York, NY 10150-5014, or (b) personal delivery or overnight courier to Bankruptcy Services, LLC, Pliant Corporation Ballot Processing Center, c/o Bankruptcy Services LLC, 757 Third Avenue, Third Floor, New York, NY 10017 so that it is received no later than 4:00 p.m. Eastern Time on [              ], 2006 (the “Voting Deadline”). Unimpaired Opt-Out Elections received by facsimile or received after the Voting Deadline will not be valid or binding.

NO ACTION IS REQUIRED IF YOU CHOOSE TO GRANT THE

RELEASES IN SECTION 10.2(b) OF THE PLAN AND THE RELATED INJUNCTION.

(1)  The Debtors are: Uniplast Holdings, Inc., Pliant Corporation, Pliant Corporation International, Pliant Solutions, Corporation, Pliant Film Products of Mexico, Inc., Pliant Packaging of Canada, LLC, Pliant Investment, Inc., Alliant, Company LLC, Uniplast U.S., Inc., Uniplast Industries Co., and Pliant Corporation of Canada Ltd.

(2)  All capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Plan or the Solicitation Order, as applicable.

You only need to complete one Unimpaired Opt-Out Election for all Unimpaired Claims that you may hold. In addition, if the Plan is confirmed by the Bankruptcy Court and you have not elected to “opt-out” of the releases contained in section 10.2(b) of the Plan and the related injunction, both the releases and related injunction will be binding on you.

ITEM 1.  Opt-Out. The holder of certain Unimpaired Claim(s), as identified in Item 2, elects not to grant the releases contained in section 10.2(b) of the Plan and elects not to consent to the injunction with respect to such releases (check the box):  ☐

ITEM 2.                  Certification. By signing this Unimpaired Opt-Out Election, the holder of Holder of such Unimpaired Claim(s) certifies that it:

a.             is the holder of an Unimpaired Claim to which this Unimpaired Opt-Out Election pertains;

b.             has been provided with a copy of the Disclosure Statement and that it acknowledges that the decision to elect not to grant the releases contained in section 10.2(b) of the Plan and the related injunction, is subject to all the terms and conditions set forth in the Disclosure Statement; and

c.             has not submitted any other Unimpaired Opt-Out Elections.

Name:
(Print or Type)

Social Security or Federal Tax I.D. No.:
(Optional)

Signature:
By:
(If Appropriate)
Title:
(If Appropriate)
Street Address:
City, State, Zip Code:
Telephone Number:

Date Completed:

This shall not constitute or be deemed to be a proof of claim or equity interest or an assertion of a claim or equity interest.

YOUR UNIMPAIRED OPT-OUT ELECTION MUST BE FORWARDED IN AMPLE TIME FOR YOUR UNIMPAIRED OPT-OUT ELECTION TO BE RECEIVED BY THE VOTING AGENT, BY 4:00 P.M. EASTERN TIME ON [          ], 2006. FACSIMILE TRANSMISSION OF THIS UNIMPAIRED OPT-OUT ELECTION WILL NOT BE ACCEPTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS UNIMPAIRED OPT-OUT ELECTION OR THE PROCEDURES, OR IF YOU NEED AN ADDITIONAL UNIMPAIRED OPT-OUT ELECTIONS OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT AT (646) 282-2500.